Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Skyhigh Resources, Inc. for the Year Ended March 31, 2009, I, Trevor Blank, President and Chief Executive Officer of Skyhigh Resources, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the Year ended March31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the Year ended March 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of Skyhigh Resources, Inc.

By:	/s/ Trevor Blank
Trevor Blank
Chief Executive Officer, Chief Financial Officer, Secretary and Director

Dated: July 10, 2009